SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  July 19, 2004
(Date of earliest event reported)

Commission File No.:  333-116509



                    Wells Fargo Asset Securities Corporation
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        Delaware                                       52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7430 New Technology Way
Frederick, Maryland                                               21703
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Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


                7485 New Horizon Way, Frederick, Maryland 21703
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                        (Former name, former address and
               former fiscal year, if changed since last report)


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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Structural Term Sheets (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Bear, Stearns & Co. Inc. which are hereby filed pursuant to such letters.


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


ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
       (99)                                     Collateral Term Sheets and
                                                Structural Term Sheets prepared
                                                by Bear, Stearns & Co. Inc. in
                                                connection with Wells Fargo
                                                Asset Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 2004-M


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


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION


July 19, 2004

                                   By: /s/ Alan S. McKenney
                                      --------------------------------------
                                           Alan S. McKenney
                                           Vice President


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


                                INDEX TO EXHIBITS
                                -----------------


                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets               E
                        and Structural Term Sheets
                        prepared by Bear, Stearns & Co.
                        Inc. in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2004-M


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